                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 17, 2000


                               TRANSGENOMIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      000-30975                       91-1789357
------------------------      ------------------------      ----------------------------
(State of Incorporation)      (Commission File Number)      (IRS Employer Identification
                                                            Number)


         5600 South 42nd Street
             Omaha, Nebraska                                  68107
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


                                 (402) 738-5480
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

     a. On July 17, 2000, the Registrant entered into an Underwriting Agreement with Chase Securities, Inc., Bear Sterns & Co., Inc. and Dain Rauscher Wessels relating to the public offering of 4,480,000 shares of the Registrant's common stock at $15.00 per share. The Underwriting Agreement provides the underwriters with the option to acquire an additional 672,000 shares of the Registrant's common stock at the public offering price. The Underwriting Agreement is attached hereto as Exhibit 1.

     b. Reference is made to the press release of Registrant, issued on July 17, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSGENOMIC, INC.


                              By   /s/ Collin J. D'Silva
                                   ------------------------------------------
                                   Collin J. D'Silva, Chief Executive Officer


 July 18, 2000